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EXHIBIT 99.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

        I, David W. Frey, Treasurer (Chief Financial Officer) of Union Carbide Corporation (the "Corporation"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S. C. Section 1350, that:

  1.
  the Quarterly Report on Form 10-Q of the Corporation for the quarterly period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Corporation.

/s/ DAVID W. FREY David W. Frey Treasurer (Chief Financial Officer) August 13, 2002

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EXHIBIT 99.2
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350